                                 EMPLOYMENT AGREEMENT


    THIS EMPLOYMENT AGREEMENT (hereinafter referred to as this "AGREEMENT"), is entered into this __th of ________, 1996, by and among The Market Building and Saving Company, a savings and loan association incorporated under Ohio law (hereinafter referred to as the "Association"), Market Financial Corporation, a savings and loan holding company incorporated under Ohio law (hereinafter referred to as "MFC") and John T. Larimer, an individual (hereinafter referred to as the "EMPLOYEE");

                                     WITNESSETH:

    WHEREAS, the EMPLOYEE is currently employed as the President of the Association and MFC (hereinafter collectively referred to as "EMPLOYERS");

    WHEREAS, as a result of the skill, knowledge and experience of the EMPLOYEE, the Boards of Directors of the EMPLOYERS desire to retain the services of the EMPLOYEE as the President of each of the EMPLOYERS;

    WHEREAS, the EMPLOYEE desires to continue to serve as the President of each of the EMPLOYERS; and

    WHEREAS, the EMPLOYEE and the EMPLOYERS desire to enter into this AGREEMENT to set forth the terms and conditions of the employment relationship between the EMPLOYERS and the EMPLOYEE.

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the EMPLOYERS and the EMPLOYEE hereby agree as follows:

1. EMPLOYMENT AND TERM. Upon the terms and subject to the conditions of this AGREEMENT, the EMPLOYERS hereby employ the EMPLOYEE, and the EMPLOYEE hereby accepts employment, as the President of each of the EMPLOYERS. The term of this AGREEMENT shall commence on _____________, 1996, and shall end on ____________, 1999 (hereinafter referred to as the "TERM"). In January of each year, the Boards of Directors of the EMPLOYERS shall review the EMPLOYEE's performance and record the results of such review in the minutes of the Boards of Directors.

2.  DUTIES OF EMPLOYEE.

    (a) GENERAL DUTIES AND RESPONSIBILITIES. As President of each of the EMPLOYERS, the EMPLOYEE shall perform the duties and responsibilities customary for such offices to the best of his ability and in accordance with the policies established by the Boards of Directors of the EMPLOYERS and all applicable laws and regulations. The EMPLOYEE shall perform such other duties not inconsistent with his positions as may be assigned to him from time to time by the Boards of Directors of the EMPLOYERS, provided, however, that the EMPLOYERS shall

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employ the EMPLOYEE during the TERM in a senior executive capacity without material diminishment of the importance or prestige of his position.

    (b) DEVOTION OF ENTIRE TIME TO THE BUSINESS OF THE EMPLOYER. The EMPLOYEE shall devote his entire productive time, ability and attention during normal business hours throughout the TERM to the faithful performance of his duties under this AGREEMENT. The EMPLOYEE shall not directly or indirectly render any services of a business, commercial or professional nature to any person or organization other than the EMPLOYERS without the prior written consent of the Boards of Directors of the EMPLOYERS.

3.  COMPENSATION, BENEFITS AND REIMBURSEMENTS.

    (a) SALARY. The EMPLOYEE shall receive during the TERM an annual salary payable in equal installments not less often than monthly. The amount of such annual salary shall be $________ until changed by the Boards of Directors of the EMPLOYERS in accordance with Section 3(b) of this AGREEMENT.

    (b) ANNUAL SALARY REVIEW. In January of each year throughout the TERM, the annual salary of the EMPLOYEE shall be reviewed by the Boards of Directors of the EMPLOYERS and shall be set at an amount not less than $_____________, based upon the EMPLOYEE's individual performance and the overall profitability and financial condition of the EMPLOYERS (hereinafter referred to as the "ANNUAL REVIEW"). The results of the ANNUAL REVIEW shall be reflected in the minutes of the Boards of Directors of the EMPLOYERS.

    (c) EMPLOYEE BENEFIT PROGRAM. During the TERM, the EMPLOYEE shall be entitled to participate in all formally established employee benefit, bonus, pension and profit-sharing plans and similar programs that are maintained by the EMPLOYER from time to time, and all employee benefit plans or programs hereafter adopted in writing by the Boards of Directors of the EMPLOYERS, for which senior management personnel are eligible (hereinafter collectively referred to as the "BENEFIT PLANS"). Notwithstanding the foregoing sentence, the EMPLOYERS may discontinue or terminate at any time any such BENEFIT PLANS, now existing or hereafter adopted, to the extent permitted by the terms of such plans and shall not be required to compensate the EMPLOYEE for such discontinuance or termination.

    (d) VACATION AND SICK LEAVE. The EMPLOYEE shall be entitled, without loss of pay, to be absent voluntarily from the performance of his duties under this AGREEMENT, in accordance with the policies periodically established by the Boards of Directors of the EMPLOYERS for senior management officials of the EMPLOYERS. The EMPLOYEE shall not be entitled to receive any additional compensation from the EMPLOYERS in the event of his failure to take the full allotment of vacation time in any calendar year. In the event that any sick leave time shall not have been used during any calendar year, such leave shall accrue to subsequent calendar years, only to the extent authorized by the Boards of Directors of the EMPLOYERS. Upon termination of employment, the EMPLOYEE shall not be entitled to receive any additional compensation from the EMPLOYERS for unused sick leave.

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4.  TERMINATION OF EMPLOYMENT.

    (a) DEATH OF THE EMPLOYEE. The TERM automatically terminates upon the death of the EMPLOYEE. In the event of such death, the EMPLOYEE's estate shall be entitled to receive the compensation due the EMPLOYEE through the last day of the calendar month in which the death occurred, except as otherwise specified herein.

    (b) TERMINATION BY THE EMPLOYER FOR JUST CAUSE. The EMPLOYERS may terminate the employment of the EMPLOYEE during the TERM due to the EMPLOYEE's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure or refusal to perform the duties and responsibilities assigned in this AGREEMENT, willful violation of any law, rule, regulation or final cease-and-desist order (other than traffic violations or similar offenses), conviction of a felony or for fraud or embezzlement, or material breach of any provision of this AGREEMENT (hereinafter collectively referred to as "JUST CAUSE"). If the EMPLOYER terminates the employment of the EMPLOYEE due to JUST CAUSE, the EMPLOYEE shall not receive, and shall have no right to receive, any compensation or other benefits for any period after such termination.

    (c) TERMINATION BY THE EMPLOYER OTHER THAN FOR JUST CAUSE. In addition to the termination of the employment of the EMPLOYEE upon the expiration of the TERM or for JUST CAUSE, the employment of the EMPLOYEE shall terminate at any other time during the TERM upon the delivery by the EMPLOYERS of written notice of termination to the EMPLOYEE, in accordance with the following provisions of this Section 4(c):

         (i) TERMINATION AFTER CHANGE OF CONTROL. In the event that, before the expiration of the TERM and in connection with or within one year after a CHANGE OF CONTROL (as hereinafter defined) of either one of the EMPLOYERS, the employment of the EMPLOYEE is terminated by either of the EMPLOYER for any reason other than JUST CAUSE before the expiration of the TERM, the EMPLOYEE shall be entitled to receive the compensation specified in Section 4(e).

         (ii) TERMINATION WITHOUT A CHANGE OF CONTROL. In the event that the employment of the EMPLOYEE is terminated before the expiration of the TERM other than for JUST CAUSE or in connection with or within one year after a CHANGE OF CONTROL, the EMPLOYERS shall be obligated to continue (A) to pay on a monthly basis to the EMPLOYEE, his designated beneficiaries or his estate, his annual salary provided pursuant to Section 3(a) or (b) of this AGREEMENT until the expiration of the TERM and (B) to provide to the EMPLOYEE, at the EMPLOYERS' expense, health, life, disability, and other benefits substantially equal to those being provided to the EMPLOYEE at the date of termination of his employment until the earliest to occur of the expiration of the TERM or the date the EMPLOYEE becomes employed full-time by another employer.

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    (d)  TERMINATION BY THE EMPLOYEE IN CONNECTION WITH CONSTRUCTIVE
TERMINATION. In the event that, in connection with or within one year after a CHANGE OF CONTROL of either of the EMPLOYERS, the present capacity or circumstances in which the EMPLOYEE is employed are materially changed before the expiration of the TERM or the EMPLOYEE's responsibilities, authority, compensation or other benefits provided under this AGREEMENT are materially reduced, the EMPLOYEE may terminate his employment upon the delivery by the EMPLOYEE of written notice of termination to the EMPLOYERS. If the EMPLOYEE elects to terminate his employment pursuant to this Section 4(d), he shall be entitled to receive the compensation specified in Section 4(e).

    (e) COMPENSATION IN CONNECTION WITH TERMINATION PURSUANT TO SECTION 4(c) OR 4(d). If the employment of the EMPLOYEE is terminated pursuant to Section 4(c)(i) or 4(d) of this AGREEMENT, the following shall occur:

         (i) The EMPLOYERS shall promptly pay to the EMPLOYEE an amount equal to the product of three, multiplied by the greater of the annual salary set forth in Section 3(a) of this AGREEMENT or the annual salary payable to the EMPLOYEE as a result of any ANNUAL REVIEW; and

         (ii) The EMPLOYEE and his spouse and dependents shall continue to be covered under all BENEFIT PLANS of the EMPLOYERS at the EMPLOYERS' expense as if the EMPLOYEE were still employed under this AGREEMENT until the earliest of the expiration of the TERM or the date on which the EMPLOYEE is included in another employer's benefit plans as a full-time employee.

    The EMPLOYEE shall not be required to mitigate the amount of any payment provided for in this AGREEMENT by seeking other employment or otherwise, nor shall any amounts received from other employment or otherwise by the EMPLOYEE offset in any manner the obligations of the EMPLOYERS hereunder, except as specifically stated in subparagraph (ii).

    (f) "GOLDEN PARACHUTE" PROVISION. In the event that any payments pursuant to this Section 4 would result in the imposition of a penalty tax pursuant to
Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (hereinafter collectively referred to as "SECTION 280G"), such payments shall be reduced to the maximum amount which may be paid under SECTION 280G without exceeding such limits. Any payments made to the EMPLOYEE pursuant to this AGREEMENT or otherwise are also subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

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    (g)  DEFINITION OF "CHANGE OF CONTROL".  A "CHANGE OF CONTROL" shall be deemed to have occurred in the event that, at any time during the TERM, either any person or entity obtains "conclusive control" of the EMPLOYERS within the meaning of 12 C.F.R. Section 574.4(a), or any person or entity obtains "rebuttable control" within the meaning of 12 C.F.R. Section 574.4(b) and has not rebuttable control in accordance with 12 C.F.R. Section 574.4(c).

5. SPECIAL REGULATORY EVENTS. Notwithstanding Section 4 of this AGREEMENT, the obligations of the EMPLOYERS to the EMPLOYEE shall be as follows in the event of the following circumstances:

    (a) If the EMPLOYEE is suspended and/or temporarily prohibited from participating in the conduct of the Association's affairs by a notice served under section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act (hereinafter referred to as the "FDIA"), the EMPLOYERS' obligations under this AGREEMENT shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the EMPLOYERS may, in their discretion, pay the EMPLOYEE all or part of the compensation withheld while the obligations in this AGREEMENT were suspended and reinstate, in whole or in part, any of the obligations that were suspended;

    (b) If the EMPLOYEE is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, all obligations of the EMPLOYERS under this AGREEMENT shall terminate as of the effective date of such order; provided, however, that vested rights of the EMPLOYEE shall not be affected by such termination;

    (c) If the Association is in default, as defined in section 3(x)(1) of the FDIA, all obligations under this AGREEMENT shall terminate as of the date of default; provided, however, that vested rights of the EMPLOYEE shall not be affected; and

    (d) All obligations under this AGREEMENT shall be terminated, except to the extent of a determination that the continuation of this AGREEMENT is necessary for the continued operation of the Association, (i) by the Regional Director of the FDIC, or his or her designee at the time that the FDIC enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in Section 13(c) of the FDIA or (ii) by the Regional Director of the FDIC, or his or her designee, at any time that person approves a supervisory merger to resolve problems related to the operation of the EMPLOYER or when the EMPLOYER is determined by the FDIC to be in an unsafe or unsound condition; provided, however, that vested rights of the EMPLOYEE shall not be affected by any such action.

6. CONSOLIDATION, MERGER OR SALE OF ASSETS. Nothing in this AGREEMENT shall preclude the EMPLOYERS from consolidating with, merging into, or transferring all, or substantially all, of their assets to another corporation that assumes all of the EMPLOYERS' obligations and undertakings hereunder. Upon such a consolidation, merger or transfer of assets, the term

"EMPLOYERS" as used herein, shall mean such other corporation or entity, and this AGREEMENT shall continue in full force and effect.


7. CONFIDENTIAL INFORMATION. The EMPLOYEE acknowledges that during his employment he will learn and have access to confidential information regarding the EMPLOYERS and their customers and businesses. The EMPLOYEE agrees and covenants not to disclose or use for his own benefit, or the benefit of any other person or entity, any confidential information, unless or until the EMPLOYERS consent to such disclosure or use or such information is otherwise legally in the public domain. The EMPLOYEE shall not knowingly disclose or reveal to any unauthorized person any confidential information relating to the EMPLOYERS, their subsidiaries, or affiliates, or to any of the businesses operated by them, and the EMPLOYEE confirms that such information constitutes the exclusive property of the EMPLOYERS. The EMPLOYEE shall not otherwise knowingly act or conduct himself (a) to the material detriment of the EMPLOYERS, their subsidiaries, or affiliates, or (b) in a manner which is inimical or contrary to the interests of the EMPLOYERS.

8. NON-ASSIGNABILITY. Neither this AGREEMENT nor any right or interest hereunder shall be assignable by the EMPLOYEE, his beneficiaries or legal representatives without the EMPLOYERS' prior written consent; provided, however, that nothing in this Section 8 shall preclude (a) the EMPLOYEE from designating a beneficiary to receive any benefits payable hereunder upon his death, or (b) the executors, administrators, or other legal representatives of the EMPLOYEE or his estate from assigning any rights hereunder to the person or persons entitled thereto.

9. NO ATTACHMENT. Except as required by law, no right to receive payment under this AGREEMENT shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation or to execution, attachment, levy, or similar process of assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

10. BINDING AGREEMENT. This AGREEMENT shall be binding upon, and inure to the benefit of, the EMPLOYEE and the EMPLOYERS and their respective permitted successors and assigns.

11. AMENDMENT OF AGREEMENT. This AGREEMENT may not be modified or amended, except by an instrument in writing signed by the parties hereto.

12. WAIVER. No term or condition of this AGREEMENT shall be deemed to have been waived, nor shall there be an estoppel against the enforcement of any provision of this AGREEMENT, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver, unless specifically stated therein, and each waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than the act specifically waived.

13. SEVERABILITY. If, for any reason, any provision of this AGREEMENT is held invalid, such invalidity shall not affect the other provisions of this AGREEMENT not held so invalid, and each such other provision shall, to the full extent consistent with applicable law, continue in full force and effect. If this AGREEMENT is held invalid or cannot be enforced, then any prior AGREEMENT between the EMPLOYERS (or any predecessor thereof) and the EMPLOYEE shall be deemed reinstated to the full extent permitted by law, as if this AGREEMENT had not been executed.

14. HEADINGS. The headings of the paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this AGREEMENT.

15. GOVERNING LAW. This AGREEMENT has been executed and delivered in the State of Ohio and its validity, interpretation, performance, and enforcement shall be governed by the laws of this State of Ohio, except to the extent that federal law is governing.

16. EFFECT OF PRIOR AGREEMENTS. This AGREEMENT contains the entire understanding between the parties hereto and supercedes any prior employment agreement between the EMPLOYERS or any predecessor of the EMPLOYERS and the EMPLOYEE.

17. NOTICES. Any notice or other communication required or permitted pursuant to this AGREEMENT shall be deemed delivered if such notice or communication is in writing and is delivered personally or by facsimile transmission or is deposited in the United States mail, postage prepaid, addressed as follows:

    If to the EMPLOYERS:

         The Market Building and Saving Company
         7522 Hamilton Avenue
         Mt. Healthy, Ohio  45231
         Attn:
               -------------------
         Market Financial Corporation
         7522 Hamilton Avenue
         Mt. Healthy, Ohio 45231
         Attn:
               -------------------
    If to the EMPLOYEE:

         Mr. John T. Larimer
         4315 Redstar Court
         Cincinnati, Ohio  45238

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    IN WITNESS WHEREOF, the EMPLOYERS have caused this AGREEMENT to be executed by their duly authorized officers, and the EMPLOYEE has signed this AGREEMENT, each as of the day and year first above written.


Attest:                      The Market Building and Saving Company




- -----------------------      -----------------------------------
                             By:
                                 --------------------------------
                                its
                                    -----------------------------


Attest:                      Market Financial Corporation




- -----------------------      -----------------------------------
                             By:
                                 --------------------------------
                                its
                                    -----------------------------


Attest:




- -----------------------      -----------------------------------
                             John T. Larimer